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                SUPPLEMENT DATED JUNE 18, 2004 TO BE ATTACHED TO
           DIVERSIFIED INVESTORS VARIABLE FUNDS/DIVERSIFIED INVESTORS
                      STRATEGIC VARIABLE FUNDS PROSPECTUS
                               DATED MAY 1, 2004

     Effective June 18, 2004, Diversified Investment Advisors, Inc. ("Diversified") terminated its Investment Subadvisory Agreement with respect to the Money Market Fund with Capital Management Group and entered into a new Investment Subadvisory Agreement with respect to the Money Market Fund with GE Asset Management, Incorporated ("GEAMI").

     GEAMI was formed in 1988 and has been a registered investment adviser since 1988. The principal business address of GEAMI is 3001 Summer Street, P.O. Box 120031, Stamford, Connecticut 06912-0031.
Form 2892 (6/2004)                                                      33-73734
                                                                       333-08543